                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        EQUITY CORPORATION INTERNATIONAL
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                      LOGO

                        EQUITY CORPORATION INTERNATIONAL
                       415 SOUTH FIRST STREET, SUITE 210
                              LUFKIN, TEXAS 75901

                                 April 22, 1998

TO OUR STOCKHOLDERS:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Equity Corporation International, which will be held at The Museum of East Texas, 503 North Second Street, Lufkin, Texas, on Wednesday, May 20, 1998 at 10:00 a.m., local time. A Notice of the Annual Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope.

     In addition to the formal items of business to be brought before the meeting, there will be a report on the Company's operations during 1997, followed by a question and answer period.

     We look forward to seeing you on May 20th.

                                           Sincerely,

                                           /s/ JAMES P. HUNTER, III
                                           JAMES P. HUNTER, III
                                           Chairman, President and
                                           Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1998

To Our Stockholders:

     The 1998 Annual Meeting of Stockholders of Equity Corporation International will be held at The Museum of East Texas, 503 North Second Street, Lufkin, Texas, on Wednesday, May 20, 1998 at 10:00 a.m., local time, for the following purposes:

     1. To elect two Class III directors to serve until the annual stockholders' meeting in 2001, or until their successors have been elected and qualified;

     2. To approve the appointment of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1998;

     3. To approve the Equity Corporation International 1998 Long-Term Incentive Plan; and

     4. To act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on March 27, 1998 will be entitled to notice of and to vote at the meeting. A majority of the outstanding stock entitled to vote is required for a quorum.

     It is important that your shares be represented at the annual meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the meeting, and wish to do so, you may revoke the proxy and vote in person.

                                           By Order of the Board of Directors,

                                           /s/ J. PATRICK DOHERTY

                                           J. PATRICK DOHERTY
                                           Secretary

Lufkin, Texas
April 22, 1998

                        EQUITY CORPORATION INTERNATIONAL
                       415 SOUTH FIRST STREET, SUITE 210
                              LUFKIN, TEXAS 75901
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Equity Corporation International, a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held on May 20, 1998 and at any adjournments thereof. The Meeting will be held at 10:00 a.m., local time, at The Museum of East Texas, 503 North Second Street, Lufkin, Texas.

     If the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with the directions noted thereon or, if no direction is indicated, it will be voted in favor of the proposals described in this Proxy Statement. In addition, the proxy confers discretionary authority in the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Meeting. The Board of Directors is not currently aware of any such other matters. Any stockholder giving a proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted.

     The Company will bear the cost of preparing and mailing proxy materials as well as the cost of solicitation of proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of the Company's shares. The Company has retained American Stock Transfer & Trust Company ("American") to assist in the solicitation of proxies. No additional fee beyond the $1,000 monthly fee paid to American to act as the Company's transfer agent, together with American's out-of-pocket expenses, will be paid to American. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and American may solicit proxies by telegram, facsimile or by hand delivery.

     The approximate date on which this Proxy Statement and the accompanying proxy will first be sent to stockholders is April 22, 1998.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     At the close of business on March 27, 1998, the record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof, 21,229,405 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), were outstanding. There are no other voting securities outstanding. Each share of Common Stock is entitled to one vote upon each of the matters to be voted on at the Meeting. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum. Directors of the Company are elected by a plurality of the votes cast for directors. Accordingly, shares that are withheld and broker non-votes will have no effect on the outcome of the election of directors. Any other matters submitted to be voted upon will be determined by a majority of the votes cast. Abstentions are counted as "shares present" at the meeting for purposes of determining the presence of a quorum and have the effect of a vote "against" any matter as to which they are specified. Broker non-votes with respect to any matter are not considered "shares present" and will not affect the outcome of the vote on such matter.

     The following table sets forth, as of March 27, 1998, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table below and (iv) all directors and executive officers of the

Company as a group. Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed:

                                                             AMOUNT AND     PERCENT OF
                                                             NATURE OF      SHARES OF
                                                             BENEFICIAL    COMMON STOCK
                           NAME                              OWNERSHIP     OUTSTANDING
                           ----                              ----------    ------------
T. Rowe Price Associates, Inc..............................  2,120,900(1)      10.0%
  100 E. Pratt Street
  Baltimore, Maryland 21202
AMVESCAP PLC...............................................  1,363,100(2)       6.4%
  11 Devonshire Square
  London EC2M 4YR
  England
James P. Hunter, III.......................................    673,540(3)       3.2%
Jack D. Rottman............................................    179,300(4)         *
W. Cardon Gerner...........................................     84,466(5)         *
Billy C. Wells.............................................     53,871(6)         *
William C. McNamara........................................     47,752(7)         *
J. Patrick Doherty.........................................      9,507(8)         *
Jack T. Hammer.............................................     56,083(9)         *
Thomas R. McDade...........................................     17,583(10)        *
Kenneth W. Smith...........................................     49,645(11)        *
Bob Bullock................................................         --(12)       --
All directors and executive officers as a group (ten
  persons).................................................  1,171,747(13)      5.5%

---------------

  *  Less than 1%

 (1) According to a Schedule 13G, as amended, filed with the Company on February 6, 1998, T. Rowe Price Associates, Inc. ("Price Associates"), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 (the "1940 Act") has sole voting power with respect to 394,300 shares of Common Stock and sole dispositive power with respect to 2,120,900 shares of Common Stock, and T. Rowe Price New Horizons Fund, Inc., an investment company registered under Section 8 of the 1940 Act, has sole voting power over 1,413,500 shares of Common Stock. Price Associates disclaims beneficial ownership of such securities.

 (2) According to a Schedule 13G, as amended, filed with the Company on February 12, 1998, AMVESCAP PLC is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the schedule. The investment management companies, including INVESCO Funds Group, Inc., an investment advisor registered under Section 203 of the 1940 Act, disclaim beneficial ownership of such securities.

 (3) Includes 195,300 shares of Common Stock issuable upon the exercise of options outstanding under the Company's 1994 Long-Term Incentive Plan (the "Incentive Plan") that are exercisable within 60 days after March 27, 1998. Does not include 297,200 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

 (4) Includes 114,050 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 117,200 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

 (5) Includes 84,201 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 123,139 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

 (6) Includes 53,550 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 113,200 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

 (7) Includes 43,750 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 105,000 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

 (8) Includes 5,833 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 11,667 shares of common stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

 (9) Includes 14,583 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 10,417 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

(10) Includes 14,583 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 10,417 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

(11) Includes 33,333 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. Does not include 10,417 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

(12) Does not include 10,000 shares of common stock issuable upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

(13) The shares of Common Stock shown as beneficially owned by the directors and executive officers as a group include an aggregate of 559,183 shares of Common Stock issuable upon the exercise of options outstanding under the Incentive Plan that are exercisable within 60 days after March 27, 1998. The shares of Common Stock shown as beneficially owned do not include an aggregate of 808,657 shares of Common Stock issuable to the directors and executive officers upon the exercise of options outstanding under the Incentive Plan that are not exercisable within 60 days after March 27, 1998.

PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated and urges you to vote FOR the election of the two nominees identified below, each of whom is a member of the Company's present Board of Directors. Each nominee has consented to be named in this Proxy Statement and to serve as a director, if elected. Proxies solicited hereby will be voted for both nominees unless stockholders specify otherwise in their proxy. The affirmative vote of holders of a plurality of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for election of each of the nominees.

     The Company's Amended and Restated Certificate of Incorporation ("Charter") provides that the Board of Directors shall be staggered with respect to terms of office into three classes. Each class of directors shall consist of an equal, or as near to equal as possible, number of directors. At each annual meeting, the successor or successors to the class of directors whose term shall expire in that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. At the Meeting, the Class III directors shall be elected for a term expiring at the 2001 annual meeting or until their successors have been duly elected and qualified.

     The Company's Bylaws provide that the number of directors on the Board shall be fixed from time-to-time by the Board of Directors. The Board in its discretion and in accordance with such authority has currently fixed its size at six members. No proxy will be voted for a greater number of persons than the number of nominees named herein. If deemed in the best interests of the Company, the Board of Directors may, subsequent to the Meeting, increase its size and elect one or more additional qualified persons to fill the vacancies which then exist pending the next annual meeting of stockholders. Any increase or decrease in the number of directors constituting the Board of Directors shall be apportioned among the classes so as to maintain the number of directors in each class as near as possible to one-third the whole number of directors as so adjusted. Any director elected or appointed to fill a vacancy shall hold office for the remaining term of the class to which such directorship is assigned.

     It is intended that the proxies solicited hereby will be voted FOR the election of all of the nominees for director listed below, unless authority to do so has been withheld. If, at the time of or prior to the Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

DIRECTORS AND NOMINEES FOR DIRECTOR

  Nominees for Director

     The nominees for election as Class III directors whose terms of office, if elected, will expire in 2001 and certain additional information with respect to such persons are as follows:

          James P. Hunter, III, 60, has been the President, Chief Executive Officer and a director of the Company since May 1990 and Chairman of the Board since June 1994. Prior to joining the Company, Mr. Hunter was a Vice President of Service Corporation International ("SCI") from 1987 to 1990. From 1988 to 1990, he was also Vice Chairman of SCI's Legislative Affairs Committee. Prior to joining SCI, Mr. Hunter was President and Chief Executive Officer of Oakley-Metcalf, Inc., a family-owned operator of funeral homes in Lufkin and Nacogdoches, Texas, and was associated with that firm for over 25 years. From 1985 to 1991, Mr. Hunter was a member of, and during 1987 and 1988 the Chairman of, the Texas Funeral Service Commission.

          Bob Bullock, 69, was elected by the Board to the Company's Board of Directors on December 8, 1997. Mr. Bullock has been Lieutenant Governor of Texas and President of the Texas Senate since 1991 and has served the State of Texas for more than 40 years in a variety of elected and appointed positions. He is also an attorney with the law firm of Scott, Douglass & McConnico, LLP, in Austin, Texas and serves as a director of California Federal Bank, a major savings and loan company based in Los Angeles, California.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

  Continuing Directors

     The Company's four other directors will continue to serve in office until the end of their respective terms or their earlier death, resignation or removal. These four continuing directors are classified into Class I and Class II based on their original classifications.

     The Class I directors' terms of office will expire in 1999. Set forth below is certain information concerning the Class I directors.

          Jack T. Hammer, 56, has been a director of the Company since December 1994. Mr. Hammer has been the Chairman, President and Chief Executive Officer of Housing Systems, Incorporated, a company that owns and operates conventional, low income and cooperative housing, since he organized that company in 1970. Prior to 1992, he was active in the ownership and management of Arlington Corp., a privately held death care company that was subsequently acquired by SCI. Since January 1993, Mr. Hammer has also been the President of Cemetery Management Consultants, a privately held company that primarily invests in death care businesses.

          Thomas R. McDade, 65, has been a director of the Company since December 1994. He is a licensed attorney and has been a partner in the law firm of McDade & Fogler, L.L.P., Houston, Texas since 1992. From 1971 through 1991, Mr. McDade was a partner in the law firm of Fulbright & Jaworski, L.L.P., Houston, Texas. Mr. McDade is also a director of The Coastal Corporation, a publicly held energy conglomerate.

     The Class II directors' terms of office will expire in 2000. Set forth below is certain information concerning the Class II directors.

          Kenneth W. Smith, 61, has been a director of the Company since May 1990. He is a certified public accountant and has been in private practice in Lufkin, Texas for the past 35 years. Prior to such time, he was a senior accountant of the international accounting firm of Arthur Andersen & Co.

          J. Patrick Doherty, 43, was elected by the Board as a director effective February 3, 1997. Mr. Doherty is a licensed attorney and is currently a partner in the law firm of Doherty, Doherty & Adams L.L.P. Mr. Doherty was previously a partner in the law firm of Cochran, Rooke & Craft, L.L.P.

BOARD COMMITTEES

     The Company's Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee. The Executive Committee has the authority to exercise many of the powers of the Board during periods between regular meetings of the Board. The current members of the Executive Committee are Messrs. Hunter, Smith and Doherty. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent public accountants, reviewing with such accountants the plans for and the results and scope of their auditing engagement and certain other matters, including the independence of such accountants. The current members of the Audit Committee are Messrs. Hammer, Smith, McDade and Bullock. The Compensation Committee reviews compensation of directors, executive officers and key employees, makes recommendations to the Board of Directors with respect to compensation matters and administers the Incentive Plan. The current members of the Compensation Committee are Messrs. Hammer, McDade and Smith.

     During 1997, the Board of Directors held 6 meetings. The Executive Committee, the Audit Committee and the Compensation Committee held 1, 2 and 3 meetings, respectively, during 1997. Although only one formal meeting of the Executive Committee was held during 1997, such committee and its members reviewed all acquisitions by the Company during 1997 and approved such acquisitions by unanimous written consents. During such fiscal year, each member of the Board of Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which such director served.

DIRECTOR COMPENSATION

     Each director who is not an employee of the Company or subsidiary (an "outside director") is paid a quarterly retainer of $2,500 and an additional quarterly retainer of $1,000 for directors who also chair a committee, fees of $1,000 for each meeting of the Board of Directors that they attend and $1,000 for each meeting of a committee of the Board of Directors that they attend (other than any committee meeting held in conjunction with a meeting of the Board of Directors), and is reimbursed for all out-of-pocket expenses incurred in attending such meetings. In addition, each outside director who serves as a member of the Executive Committee of the Board of Directors is paid $10,000 annually.

     Each outside director receives an automatic grant of options to acquire 10,000 shares of Common Stock under the Incentive Plan upon election to the Board. In addition, each outside director receives an annual automatic grant of options to acquire 5,000 shares of Common Stock under the Incentive Plan. The Company maintains directors' and officers' liability insurance and its Charter and Bylaws provide for mandatory indemnification of directors to the fullest extent permitted by Delaware law. The Company has entered into indemnification agreements with all of its directors. In addition, the Charter limits the liability of directors of the Company to the Company or its stockholders for breaches of the directors' fiduciary duties to the fullest extent permitted by Delaware law.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the executive officers of the Company, including the business experience of each during the past five years:

NAME                                  AGE               POSITION WITH THE COMPANY
----                                  ---               -------------------------
James P. Hunter, III..............    60     Chairman of the Board of Directors, President
                                             and Chief Executive Officer
W. Cardon Gerner..................    43     Senior Vice President -- Chief Financial
                                             Officer
William C. McNamara...............    50     Senior Vice President -- Cemetery Operations
Jack D. Rottman...................    50     Senior Vice President -- Corporate Development
Billy C. Wells....................    47     Senior Vice President -- Funeral Operations

     Certain biographical information concerning Mr. Hunter is set forth under "Election of Directors -- Directors and Nominees for Director -- Continuing Directors."

          W. Cardon Gerner has been Senior Vice President -- Chief Financial Officer since March 1995. For 17 years prior to joining the Company, Mr. Gerner held various positions with the international accounting firm of Ernst & Young LLP, including being a partner in such firm from October 1990 until March 1995.

          William C. McNamara has been Senior Vice President -- Cemetery Operations since April 1996. Prior to joining the Company, Mr. McNamara had been employed in various capacities by subsidiaries of SCI since 1981, most recently as Vice President of Preneed Funeral and Preneed Cemetery Sales and Administration of SCI's Eastern Division, which included over 300 funeral home and cemetery operations.

          Jack D. Rottman has been Senior Vice President -- Corporate Development of the Company since March 1994. Prior to joining the Company, Mr. Rottman held various positions at SCI, including Vice President of Funeral Service Operations from 1991 to 1993 and Vice President of Corporate Development from 1987 to 1989. He was also Senior Vice President and a loan officer of Provident Services, Inc., a wholly owned subsidiary of SCI, from 1989 to 1991.

          Billy C. Wells has been Senior Vice President -- Funeral Operations of the Company since May 1990. Prior to joining the Company, Mr. Wells held various management positions within SCI's funeral home operations, most recently as Vice President of SCI's Regional Partner Division from January 1990 to May 1990.

     The Company's officers are elected annually by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is a committee of outside directors that is responsible for administering the executive compensation programs of the Company including awards under the Incentive Plan. Pursuant to the authorization of the Board of Directors, the Compensation Committee fixes the compensation of the Chief Executive Officer and the other officers of the Company and is responsible for administering the Incentive Plan.

  Compensation Philosophy

     The Company's executive compensation policies are designed to provide a direct link between the interests of management and those of the Company's stockholders, to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, to attract and retain individuals with the leadership and technical skills to ensure the Company's success with a view to increasing stockholder value, and to reward both corporate and individual performance. To further those policies, the Company's executive compensation programs include base salaries, annual performance-based incentives and long-term incentive opportunities.

     In 1997, the Compensation Committee engaged a compensation consultant to review the compensation practices and policies of the Company. Based on recommendations of the consultant, the Compensation Committee amended the Company's executive compensation philosophy to place greater emphasis on stock-based compensation under the Incentive Plan for the Company's executive officers and senior managers. The objective is to make the relationship stronger and more direct between increases in stockholder value and increases in the value of officers' and managers' compensation. (See "Long-Term Incentive Compensation" below).

  Base Salaries

     The base salaries paid to each of the officers of the Company are established by employment agreements entered into between the Company and those individuals. The Compensation Committee annually reviews the salaries to be paid to its officers during each fiscal year. The base salaries called for in the officer employment agreements were determined in part upon the advice of independent consultants regarding the design of an overall executive compensation program that would implement the Company's executive compensation philosophy. In setting base salaries with respect to each officer, the Compensation Committee takes into account the factors it deems relevant (generally including the duties and levels of responsibility in each position, individual job performance, experience, pay position within a range and market comparisons) and exercises its discretion after assigning relative weight to each such factor.

  Annual Incentive Compensation

     The annual incentive compensation program adopted by the Company is designed so that a major portion of the total compensation of the Company's officers comes in the form of incentive bonuses. These bonuses are generally linked to the achievement of Company performance goals during the year which tend to increase stockholder value. The employment agreement of each of the Chief Executive Officer, the Senior Vice President -- Cemetery Operations and the Senior Vice President -- Chief Financial Officer of the Company provides for an annual incentive bonus equal to 50% of base salary if the Company attains certain levels of performance, including net income, established in the Company's budget approved by the Board of Directors. The employment agreement of the Senior Vice President -- Corporate Development provides for an annual incentive bonus equal to 1% of the annual historical revenues of businesses acquired by the Company during the year subject to an annual maximum of $75,000. In addition, pursuant to their respective employment agreements, each Company officer may also earn an annual incentive bonus, which is generally a specified percentage of his base salary, at the discretion of the Compensation Committee, taking into account the executive compensation philosophy of the Company.

     During fiscal year 1997, the Company's attainment of performance goals required the payment of a bonus to Mr. Rottman. In addition, the Compensation Committee granted discretionary incentive bonuses to each of Messrs. Hunter, Gerner, McNamara, Rottman and Wells.

  Long-Term Incentive Compensation

     The Committee believes that stock-based long-term incentive compensation opportunities should constitute an integral part of the Company's executive compensation program. By offering the Company's key employees a stake in the Company's long-term success, such programs provide an incentive for the enhancement of stockholder value. To accomplish this objective, the Company may from time to time provide designated employees with stock options and/or restricted stock and other stock based awards pursuant to its Incentive Plan. Stock option grants and restricted stock awards are intended to align management and stockholders' interests and ensure the retention of key selected employees by providing those individuals with the opportunity to receive stock ownership in the Company.

     The Committee intends to grant stock options as the principal form of stock-based awards under the Incentive Plan. Executives and employees holding stock options derive value only if the Company's stock price increases from the date of grant, thus closely linking the interest of the Company's stockholders and its executives and employees granted stock options. The Committee intends to award restricted stock only under special circumstances.

     An award of stock options and/or restricted stock to a particular employee is based on the employee's past performance and expectations of the employee's future contributions to the Company. In determining whether and to what extent to make such an award, the Compensation Committee considers management's recommendation and advice from independent consultants.

     Based on recommendations of the compensation consultant conducting a review of the compensation practices and policies of the Company on behalf of the Compensation Committee, the Compensation Committee granted on August 14, 1997 performance accelerated vesting stock options to the Company's executive officers listed in the Summary Compensation Table. In addition, the Company continued to implement its practices of granting stock options to directors and selected key employees. The stock options granted to the executive officers include a stock price based performance accelerated vesting. The objective of these stock option grants is to more closely link the interests of stockholders and the Company's executive officers by basing the vesting of these stock options, in substantial part, on achieving aggressive annual stock price increases in the 4-year period beginning August 14, 1997 and ending on August 13, 2001. If not met, the stock options vest on the ninth anniversary of the date of grant (the sixth anniversary for Mr. Hunter) only if the option holder is continuously employed by the Company through that date. If these conditions are not met, the stock options will not vest. A special pro-rated vesting schedule is provided for executive officers whose employment is terminated only during the third or fourth year of the performance schedule due to death, disability, retirement or termination other than "for cause." No pro-rated vesting schedule applies for individuals terminating employment with nonvested stock options after August 14, 2001.

     The following table sets forth the annual "milestone" average per share stock price target and the 4-year average per share stock price target for vesting the stock options. If the stock price target is achieved on August 14, 1998, August 14, 1999 and/or August 14, 2000, a portion of unvested stock options will vest on that date (i.e., 25% of total unvested options for August 14, 1998, 33% of total unvested options for August 14, 1999, and 50% of total unvested stock options for August 14, 2000). If the stock price target is met on August 14, 2001, 100% of outstanding stock options will vest.

                                PER SHARE          LENGTH OF         PERFORMANCE PERIOD
          MILESTONE            STOCK PRICE*    PERFORMANCE PERIOD       ENDING DATE
          ---------            ------------    ------------------    ------------------
1st year.....................     $29.50          1 Year              August 14, 1998
2nd year.....................     $37.00          1 Year              August 14, 1999
3rd year.....................     $46.50          1 Year              August 14, 2000
4 year Target................     $58.50         4 Years              August 14, 2001

---------------

* For comparison purposes, the closing stock price of ECI common stock on August 14, 1997 was $22.25 and the 15-day average closing per share stock price was $23.43. The 4-year target stock price is approximately 2.5 times $23.43.

     These stock price milestones are based on the continuation of favorable general stock market conditions through the performance period. If such conditions do not continue during the performance period, the stock option agreements provide that the stock options will vest on August 14, 2001 if the total stockholder return percentage for the Company's stockholders during the 4 year performance period exceeds the 4 year total stockholder return percentage for a peer group in the Company's industry. This special provision does not apply for milestone vesting in the 3 preceding years.

     In summary, during fiscal year 1997, the Compensation Committee awarded options representing an aggregate of 580,722 shares of Common Stock to employees and directors of the Company and its subsidiaries, of which 480,000 were granted to the Company's executive officers listed in the Summary Compensation Table and 31,972 were granted to 46 other employees. In addition, options representing 68,750 shares of Common Stock were granted to the Company's current non-employee directors under the Incentive Plan.

  Chief Executive Officer Compensation

     Mr. Hunter has served as the Chief Executive Officer of the Company since its formation. Mr. Hunter's base salary in fiscal year 1997 was $250,000, as set forth in his employment agreement with the Company.

     For fiscal year 1997, Mr. Hunter was awarded a discretionary incentive bonus of $100,000. On August 14, 1997, Mr. Hunter also received 200,000 nonqualified stock options. The terms of the nonqualified stock options are described above in "Long-Term Incentive Compensation."

     In evaluating Mr. Hunter's discretionary incentive bonus for 1997, the Compensation Committee took into consideration the Company's increased earnings in fiscal year 1997, the successful acquisition program of the Company, Mr. Hunter's increased responsibilities due to the growth in the size of the Company, the Company's future earnings prospects, Mr. Hunter's leadership and management skills and competitive practices within the industry.

  Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a corporation's deduction for remuneration paid to its chief executive officer and its four other highest compensated officers in excess of $1 million per person. As neither the Company's Chief Executive Officer nor any of its four other highest compensated officers has received remuneration in excess of such limitation in 1997 or is anticipated to receive remuneration in excess of such limitation in 1998, the Compensation Committee has deferred making any recommendation to the Company's Board of Directors as to what policy the Company should adopt with respect to remuneration of the executive officers of the Company in excess of such limitation, until such time as it appears reasonably foreseeable that such limitation may be exceeded. However, the proposed Equity Corporation International 1998 Long-Term Incentive Plan (see Proposal 3) has been designed to comply with the terms of an exemption from Code
Section 162(m) applicable to compensation realized with respect to stock options. Accordingly, the Company believes that any remuneration realized by the executive officers of the Company from stock options granted under the proposed Plan, if any, will be exempt from such limitation and will be disregarded in determining whether such limitation applies to other remuneration payable to an executive officer of the Company in future years.

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        Compensation Committee:  Thomas R. McDade, Chairman
                                 Kenneth W. Smith
                                 Jack T. Hammer

SUMMARY COMPENSATION TABLE

     The following table reflects all forms of compensation for the years ended December 31, 1997, 1996 and 1995 to the Chief Executive Officer and the four other most highly compensated executive officers of the Company based on 1997 salaries and bonuses (collectively, the "Named Executive Officers"):

                                                                              LONG-TERM
                                                                             COMPENSATION
                                          ANNUAL COMPENSATION                   AWARDS
                              -------------------------------------------    ------------
                                                                OTHER         SECURITIES
                                                                ANNUAL        UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITIONS  YEAR      SALARY     BONUS     COMPENSATION     OPTIONS(#)    COMPENSATION
----------------------------  ----     --------   --------   ------------    ------------   ------------
James P. Hunter, III          1997     $249,038   $100,000    $   -- (1)       200,000       $2,725(2)
  Chairman, President and     1996     $224,039   $225,000    $   -- (1)        75,000       $2,655(2)
  Chief Executive Officer     1995     $200,000   $ 58,500    $   -- (1)        75,000       $2,575(2)
W. Cardon Gerner              1997     $152,692   $ 50,000    $   -- (1)        70,000       $  331(6)
  Senior Vice President --    1996     $142,692   $145,000    $   -- (1)        52,500       $  321(6)
  Chief Financial Officer     1995(4)  $109,038   $ 35,000    $46,428(3)        84,840       $  223(6)
William C. McNamara           1997     $144,846   $ 39,500    $32,927(5)        70,000       $  333(6)
  Senior Vice President --    1996(4)  $100,977   $105,000    $   -- (1)        78,750       $   55(6)
  Cemetery Operations         1995     $     --   $     --    $   --                --       $   --
Jack D. Rottman               1997     $155,769   $100,000    $54,664(7)        70,000       $  352(6)
  Senior Vice President --    1996     $147,692   $150,000    $70,531(7)        26,250       $  281(6)
  Corporate Development       1995     $137,025   $ 75,000    $49,254(7)        22,500       $  315(6)
Billy C. Wells                1997     $ 97,692   $ 39,500    $   -- (1)        70,000       $  221(6)
  Senior Vice President --    1996     $ 88,846   $ 90,000    $   -- (1)        26,250       $  200(6)
  Funeral Operations          1995     $ 81,054   $ 20,000    $   -- (1)        10,500       $  351(6)

---------------

(1) Excludes certain perquisites and other personal benefits the amount of which did not exceed the lesser of either $50,000 or 10% of the employee's total annual salary and bonus.

(2) Represents compensation consisting of $375 from insurance premiums paid by the Company with respect to term life insurance in each of 1997, 1996 and 1995 and $2,350, $2,280, $2,200 attributable to the Company's payment of split-dollar life insurance premiums in 1997, 1996 and 1995, respectively.

(3) Includes $31,851 reimbursed to the employee for closing costs in connection with the sale of the employee's primary residence.

(4) Mr. Gerner became employed by the Company in March 1995 and Mr. McNamara became employed by the Company in April 1996.

(5) Includes $17,696 reimbursed to the employee for closing costs in connection with the sale of the employee's primary residence.

(6) Dollar value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executive officer.

(7) Includes $33,764, $50,721 and $35,310 reimbursed to the employee in 1997, 1996 and 1995, respectively, for interest on amounts borrowed by the employee to finance shares purchased by him in June 1994.

EMPLOYMENT ARRANGEMENTS; COVENANTS-NOT-TO-COMPETE; CHANGE-IN-CONTROL EXECUTIVE SEVERANCE
  AGREEMENTS

     Each of the Company's executive officers has entered into an employment agreement with the Company. Mr. Hunter's base salary for 1998 is $300,000, and his employment agreement provides for a bonus of up to 50% of his annual base salary if certain performance goals are achieved and an additional bonus of up to 50% of his annual base salary payable in the discretion of the Board of Directors. Mr. Rottman's base salary for 1998 is $162,500 and his employment agreement provides for such incentive compensation as may be determined in the discretion of the Board of Directors. In addition, under his employment agreement, Mr. Rottman is entitled to an additional bonus of up to $75,000 per year based upon the historical revenues of businesses acquired during such year. The Company has also agreed to reimburse Mr. Rottman for the interest on amounts borrowed by Mr. Rottman to finance the shares purchased by him in June 1994. Mr. Gerner's base salary for 1998 is $160,000, and his employment agreement provides for an annual bonus of up to 50% of his annual base salary if certain performance goals are achieved and an additional bonus of up to 50% of his annual base salary payable in the discretion of the Board of Directors. Mr. McNamara's base salary for 1998 is $152,000, and his employment agreement provides for a contractual incentive bonus of up to 50% of his annual base salary if certain performance goals are achieved and an annual bonus of up to 50% of his annual base salary as may be determined by the Board of Directors. Mr. Wells' base salary for 1998 is $135,000, and his employment agreement provides for an annual bonus as may be determined in the discretion of the Board of Directors. The base salary for each of the above-named officers was increased from the minimum base salary levels provided in their respective employment agreements and their base salaries in 1997 due to market comparisons and competitive practices in the industry.

     The employment agreement with Mr. Hunter has an initial term of five years commencing February 1994 and may be terminated by Mr. Hunter at any time upon 30 days' prior written notice to the Company. In addition, the agreement contains a covenant prohibiting Mr. Hunter from competing with the Company for a period of 12 months following the date of termination, provided that (i) the Company gives written notice within 30 days of the date of termination that it intends to enforce such provision and (ii) during such 12-month period the Company continues payment of the salary to which Mr. Hunter was entitled immediately prior to such termination.

     Mr. Gerner's employment agreement had an initial term of two years commencing March 1995. Mr. McNamara's employment agreement has an initial term of two years commencing April 1996. Mr. Rottman's employment agreement had an initial term of two years commencing March 1994. Mr. Wells' employment agreement had an initial term of two years commencing July 1994. Each of the employment agreements with Messrs. Gerner, McNamara, Rottman and Wells may be terminated by either party upon two weeks' prior written notice. Unless terminated, the employment agreements of Messrs. Gerner, McNamara, Rottman and Wells are extended automatically for successive 12-month periods, and the agreements for Messrs. Gerner, Rottman and Wells have been extended for such periods. Each employment agreement also contains a covenant-not-to-compete with the Company for a period of 12 months following the scheduled date of termination. During the 12-month period following termination of Mr. Gerner, Mr. McNamara, Mr. Rottman or Mr. Wells, the Company is required to continue payment of the annual salary to which the employee was entitled at the date of termination. Under certain circumstances, the Company may elect to cancel any of Mr. Gerner's, Mr. McNamara's, Mr. Rottman's or Mr. Wells' post-employment non-competition obligations and the Company's corresponding payment obligations.

     Effective August 14, 1997, the Company adopted "Executive Severance Agreements" covering the five executive officers of the Company providing that certain remuneration would be payable if a covered executive's employment were terminated in a "qualifying termination" upon certain conditions in connection with a change-in-control of the Company (a "Change-in-Control Severance Agreement"). The initial term of each Change-in-Control Severance Agreement is eighteen months, and the Agreements will thereafter be extended for consecutive one-year terms unless the Company terminates the Agreement covering an executive officer at the end of the initial or an extended term with three months advance notice.

     A "qualifying termination" occurs only if a change-in-control of the Company (as defined in such Agreements) occurs and the covered executive's employment is actually or constructively terminated within eighteen months thereafter, other than for cause. In such event, the terminated executive would receive (i) an amount equal to approximately three times the executive's base salary, (ii) an amount equal to the executive's target bonus for the year (or, if greater, the executive's highest bonus actually paid in the three prior years), and (iii) continuation of health benefits for eighteen months at the same cost to the executive as charged prior to such change-in-control. If such severance payments (together with any other payments from the Company) payable to the executive would constitute an "excess parachute payment" under Code
Section 280G, then the value of such total payments shall be reduced so that no such payments would be subject to the excise tax on "excess parachute payments" under Code Section 4999, unless the executive would receive greater net benefits taking into consideration the executive's payment of such excise tax.

     The Company maintains directors' and officers' liability insurance and its Charter and Bylaws provide for mandatory indemnification of officers to the fullest extent permitted by Delaware law. The Company has entered into indemnification agreements with each of its executive officers.

OPTION GRANTS TABLE

     The following table reflects certain information regarding stock options granted to the Named Executive Officers during fiscal 1997:

                                              INDIVIDUAL GRANTS
                            -----------------------------------------------------
                            NUMBER OF      % OF TOTAL
                            SECURITIES      OPTIONS                                    GRANT
                            UNDERLYING     GRANTED TO     EXERCISE                      DATE
                             OPTIONS      EMPLOYEES IN    PRICE PER    EXPIRATION     PRESENT
           NAME             GRANTED(1)    FISCAL 1997       SHARE         DATE        VALUE(2)
           ----             ----------    ------------    ---------    ----------    ----------
James P. Hunter, III......   200,000          34.4%        $22.25       8/14/07      $1,640,160
W. Cardon Gerner..........    70,000          12.1          22.25       8/14/07         741,447
William C. McNamara.......    70,000          12.1          22.25       8/14/07         741,447
Jack D. Rottman...........    70,000          12.1          22.25       8/14/07         741,447
Billy C. Wells............    70,000          12.1          22.25       8/14/07         741,447

------------------

(1) A total of 580,722 options were granted to employees and directors of the Company and its subsidiaries in 1997. A total of 480,000 options were granted to the executive officers, 31,972 options were granted to 46 other employees and 68,750 options were granted to 5 of the Company's non-employee directors. All options granted to the executive officers in 1997 are non-qualified stock options ("NSOs"). The options granted to the executive officers become exercisable upon the earlier of August 14, 2006 (August 14, 2003 with respect to options granted to Mr. Hunter) or the attainment of certain target stock prices of $29.50, $37.00, $46.50 and $58.50 on each of August 14, 1998, 1999, 2000 and 2001, respectively, at which time the specified percentages of 25%, 33%, 50% and 100%, respectively, of the then nonvested options become exercisable. These options may also become exercisable on August 14, 2001 based upon a stock price performance formula comparing peer group performance. All options expire on the earlier of ten years from the date of grant or within specified time periods following termination of employment. No stock appreciation rights ("SARs") or other instruments were granted in tandem with the options reflected in this table.

(2) To calculate the present value of option grants in 1997, the Company has used the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on assumptions that include (i) a stock price volatility of 21.85%, (ii) risk free interest rates of 6.27% (6.21% with respect to options granted to Mr. Hunter), (iii) a dividend yield of 0.0%, and (iv) an expected life of nine years (six years with respect to options granted to Mr. Hunter). The Securities and Exchange Commission (the "Commission") requires disclosure of the potential realizable value or present value of each grant. The Company's use of the Black-Scholes model to indicate the present value of each grant is not an endorsement of this valuation, which is based on certain assumptions, as described above.

AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND DECEMBER 31, 1997 OPTION VALUES

     The following table reflects certain information regarding the number of unexercised options and the value of unexercised options outstanding at December 31, 1997. No SARs or other instruments were granted in tandem with the options reflected in this table. No options were exercised by the Named Executive Officers during fiscal 1997.

                                        NUMBER OF SECURITIES
                                       UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                             OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                         DECEMBER 31, 1997              DECEMBER 31, 1997(1)
                                    ----------------------------    ----------------------------
               NAME                 EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
               ----                 -----------    -------------    -----------    -------------
James P. Hunter, III..............    195,300         297,200       $2,270,290       $913,460
W. Cardon Gerner..................     56,134         151,206          579,303        811,412
William C. McNamara...............     26,250         122,500          106,400        263,200
Jack D. Rottman...................    114,050         117,200        1,462,190        515,260
Billy C. Wells....................     53,550         113,200          642,320        480,700

---------------

(1) Value determined by subtracting the exercise price from the market value of the Common Stock on December 31, 1997, which was $22.97 per share based on the average of the high and low sale prices on December 31, 1997, multiplied by the number of shares underlying the options.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return (change in year-end stock price plus reinvested dividends) on the Company's Common Stock against the cumulative total return of The S&P 500 Index and a Company-determined Composite Peer Group index for the period commencing October 19, 1994 (the date trading in the Company's Common Stock on The Nasdaq National Market commenced) and ended December 31, 1997. The Company's Common Stock was listed on The Nasdaq National Market prior to June 6, 1997 and by the New York Stock Exchange thereafter. The Company's Composite Peer Group for 1996 (Peer Group I) was comprised of the Loewen Group, Inc., Stewart Enterprises, Inc. and SCI. Carriage Services, Inc. was not included in this Composite Peer Group due to its limited trading history since August 1996. The Company's Composite Peer Group for 1997 (Peer Group II) is comprised of the Loewen Group, Inc., Stewart Enterprises, Inc., SCI and Carriage Services, Inc. Both Peer Groups are shown in the graph below for comparative purposes. The graph assumes that $100 was invested prior to the commencement of trading of the Company's Common Stock on October 19, 1994, in the Company's Common Stock, The S&P 500 Index and each Composite Peer Group, weighted on the basis of market capitalization.

                                         Equity
        Measurement Period            Corporation         S&P 500                            Peer Group
      (Fiscal Year Covered)          International         Index          Peer Group I           II
Oct. 19, 1994                                    100               100               100               100
Dec. 31, 1994                                    102               103               112               110
Dec. 31, 1995                                    183               141               152               158
Dec. 31, 1996                                    231               174               203               212
Dec. 31, 1997                                    267               232               241               249

---------------

The data source for the above graph is Standard & Poor's Compustat Database.

     The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Commission and The New York Stock Exchange. Based on the Company's review of the copies of such reports received by the Company and on written representations received by the Company, the Company believes that no director, officer or holder of more than ten percent of the Common Stock failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during fiscal 1997, except that a Form 3 Statement of Beneficial Ownership for Bob Bullock showing ownership of no shares was filed 27 days late.

                              CERTAIN TRANSACTIONS

     The executive officers of the Company will be eligible to participate in the proposed Equity Corporation International 1998 Long-Term Incentive Plan, if approved.

     The Company has engaged Mr. Doherty and the law firm of which Mr. Doherty has been a partner, Cochran, Rooke & Craft, L.L.P., in connection with acquisitions, securities offerings and other general corporate matters. During 1997, the Company paid an aggregate of $687,890 in fees to Cochran, Rooke & Craft, L.L.P. in connection with services for such matters.

     The Company intends that any transactions between the Company and its officers, directors, principal stockholders, affiliates or advisors will be on terms no less favorable to the Company than those reasonably obtainable from third parties and will be approved or ratified by a majority of the Company's independent directors.

PROPOSAL 2:

                      APPROVAL OF INDEPENDENT ACCOUNTANTS

GENERAL

     The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P., independent accountants, as the Company's independent public accountants for the fiscal year ending December 31, 1998, subject to ratification by the Company's stockholders. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF COOPERS & LYBRAND L.L.P.'S APPOINTMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL 3:

                                APPROVAL OF THE
         EQUITY CORPORATION INTERNATIONAL 1998 LONG-TERM INCENTIVE PLAN

THE PROPOSAL AND REASONS FOR IT

     On April 16, 1998, the Board of Directors of the Company adopted the Equity Corporation International 1998 Long-Term Incentive Plan (the "1998 Plan"), subject to approval by the Company's stockholders. The summary description that follows is qualified by reference to the 1998 Plan, a copy of which is attached hereto as Exhibit A. Capitalized terms used but not defined herein have the meanings assigned to them in the 1998 Plan. In the event that stockholder approval is not received, the 1998 Plan will be terminated.

     The purpose of this 1998 Plan is to provide employees, directors, consultants and other individuals rendering services to or on behalf of the Company and/or one or more of its subsidiaries an opportunity to acquire an equity interest in the Company. The Company intends to use the Plan to link the long-term interests of stockholders of the Company and participants in the 1998 Plan, attract and retain participants' services, motivate participants to increase the Company's value and create flexibility in compensating participants.

     The 1998 Plan is administered by a committee (the "Plan Committee") appointed by the Board of Directors and is currently administered by the Compensation Committee of the Board of Directors.

     The 1998 Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares and performance units (individually an "Award" or collectively, "Awards"). All employees, directors and consultants of the Company or its subsidiaries will be eligible to receive Awards under the 1998 Plan (currently approximately 1,500 individuals). The Plan Committee has the discretion to select the individuals to whom the Awards will be granted, to determine the type, size and terms and conditions applicable to each Award and the authority to interpret, construe and implement the provisions of the 1998 Plan. The Plan Committee's decisions will be binding.

     The total number of shares of Common Stock that may be subject to Awards under the 1998 Plan is 1,000,000 shares (subject to adjustment as provided in the 1998 Plan). Awards of stock options and stock appreciation rights during the term of the 1988 Plan to any one participant to whom Section 162(m) applies cannot exceed 40% of the shares subject to Awards under the 1988 Plan. In addition, no more than 50,000 shares authorized under the Plan may be issued as restricted stock. Any shares of Common Stock subject to an Award which expires, is canceled, is forfeited or terminated for any reason other than being settled in shares of Common Stock shall again be available for issuance under the Plan.

     The Company has not granted any Awards under the 1998 Plan to date. The Company intends to grant Awards in the future to the Named Executive Officers and other selected participants in the future, but no determination is contemplated or has been made regarding the number or terms of such Awards.

     The Compensation Committee intends to grant Awards under the 1998 Plan which will strongly link the interests of stockholders and Award recipients. Accordingly, the Compensation Committee intends to grant primarily nondiscounted stock options under the 1998 Plan to eligible individuals who have demonstrated successful performance in their respective positions with the Company. Further, the Compensation Committee intends to integrate such Awards with the stock options granted during 1997 to the Named Executive Officers which include a performance-based vesting schedule related to significant stock price increases over the 4-year period from the date of grant. The Compensation Committee believes that granting such performance-based accelerated vesting stock options to selected high-performing eligible individuals will substantially promote the best interests of the Company and its stockholders.

     Set forth below is a brief description of the Awards that may be granted under the 1998 Plan.

     Stock Options. Options (each an "Option") to purchase shares of Common Stock, which may be incentive or nonqualified stock options, may be granted under the 1998 Plan at an exercise price (the "Option Price") determined by the Plan Committee in its discretion, provided that the Option Price may be no less than the trading price of the Common Stock on the date of grant. Each Option represents the right to purchase one share of Common Stock at the specified Option Price.

     Options will expire no later than 10 years after the date on which they are granted and will become exercisable at such times and in such installments as determined by the Plan Committee. Payment of the Option Price must be made in full at the time of exercise in cash, certified or bank check, or by tendering to the Company shares of Common Stock having a fair market value equal to the Option Price.

     Options may become vested and exercisable based upon satisfaction of certain specified criteria. Such criteria may be time-based vesting based on continuous employment or rendering services to the Company over a specified period of time from the date of grant. In addition, the Options may become vested, or the vesting of such Options may be accelerated, based on achieving certain performance criteria (e.g., stock price growth rates over a specified period of time) or other terms and conditions as the Plan Committee deems appropriate. Performance objectives will be established before, or as soon as practicable after, the commencement of the performance period during which performance will be measured.

     Stock Appreciation Rights. An Award of a stock appreciation right ("SAR") may be granted under the 1998 Plan with respect to shares of Common Stock. Generally, one SAR is granted with respect to one share of Common Stock. The SAR entitles the participant, upon the exercise of the SAR, to receive an amount equal to the appreciation in the underlying share of Common Stock. The appreciation is equal to the difference between (i) the "base value" of the SAR (which is the trading price of the Common Stock on the New York Stock Exchange on the date the SAR is granted), and (ii) the closing trading price of the

Common Stock on the New York Stock Exchange on the date preceding the date the SAR is exercised. Upon the exercise of a vested SAR, the exercising participant will be entitled to receive the appreciation in the value of one share of Common Stock as so determined, payable at the discretion of the Plan Committee in cash or in shares of Common Stock.

     SARs will expire no later than 10 years after the date on which they are granted. SARs become exercisable at such times and in such installments as determined by the Plan Committee.

     Tandem Option/SARs. An Option and an SAR may be granted "in tandem" with each other (a "Tandem Option/SAR"). An Option and an SAR are considered to be in tandem with each other because the exercise of the Option aspect of the tandem unit automatically cancels the right to exercise the SAR aspect of the tandem unit, and vice versa. The Option may be an incentive stock option or a nonqualified stock option, and the Option may be coupled with one SAR, more than one SAR or a fractional SAR in any proportionate relationship selected by the Plan Committee. Descriptions of the terms of the Option and the SAR aspects of a Tandem Option/SAR are provided above.

     Restricted Stock. An Award of restricted stock ("Restricted Stock") is an Award of Common Stock that is subject to such restrictions, if any, as the Plan Committee deems appropriate, including forfeiture conditions and restrictions against transfer for a period specified by the Plan Committee. Restricted Stock Awards may be granted under the 1998 Plan for services and/or payment of cash. Restrictions, if any, on Restricted Stock may lapse in installments based on factors selected by the Plan Committee. Prior to the expiration of the restricted period, except as and only if provided by the Plan Committee, a grantee who has received a Restricted Stock Award generally has the rights of a stockholder of the Company, including the right to vote and to receive cash dividends on the shares subject to the Award. Stock dividends issued with respect to a Restricted Stock Award may be treated as additional shares under such Award and may be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

     Performance Shares and Performance Units. A performance share Award (a "Performance Share") and/or a performance unit Award (a "Performance Unit") may be granted under the 1998 Plan. Each Performance Unit will have an initial value that is established by the Plan Committee at the time of grant. Each Performance Share will have an initial value equal to the trading price of one share of Common Stock on the date of grant. Such Awards may be earned based upon satisfaction of certain specified performance criteria, subject to such other terms and conditions as the Plan Committee deems appropriate. Performance objectives will be established before, or as soon as practicable after, the commencement of the performance period during which performance will be measured (the "Performance Period"). Prior to the end of a Performance Period, the Plan Committee, in its discretion, may adjust the performance objectives to reflect an event that may materially affect the performance of the Company, including, but not limited to, market conditions or a significant acquisition or disposition of the assets or other property by the Company. The extent to which a grantee is entitled to payment in settlement of such an Award at the end of the Performance Period will be determined by the Plan Committee, in its sole discretion, based on whether the performance criteria have been met and payment will be made in cash or in shares of Common Stock in accordance with the terms of the applicable Award Agreements.

  Additional Information.

     Under the 1998 Plan, if there is any change in the capitalization of the Company, a corporate transaction, a reorganization or a liquidation of the Company, such proportionate adjustments as may be necessary (in the form determined by the Plan Committee) to reflect such change will be made to prevent dilution or enlargement of the rights with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the 1998 Plan, the number of shares of Common Stock covered by each outstanding Award and the price per share in respect thereof. Unless otherwise provided in an Award Agreement, an individual's rights under the 1998 Plan may not be assigned or transferred (except in the event of death).

     In the event of a change-in-control of the Company, it is contemplated that the Award Agreements will provide that: (i) all options, SARs and Tandem Options/SARs then outstanding may become fully exercisable as of the date of the change-in-control, whether or not then exercisable; (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding may lapse as of the date of the change-in-control; and (iii) all performance Share/Unit Awards may be deemed to have been fully earned at target levels as of the date of the change-in-control. For a description of change-in-control, see "-- Employment Arrangements; Covenants-Not-To-Compete; Change-in-Control Executive Severance Agreements".

     The 1998 Plan will remain in effect until terminated by the Board of Directors and thereafter until all Awards granted thereunder are satisfied by the issuance of shares of Common Stock or the payment of cash or the 1998 Plan is otherwise terminated pursuant to the terms of the 1998 Plan or under any Award Agreements. Notwithstanding the foregoing, no Awards may be granted under the 1998 Plan after the tenth anniversary of the effective date of the 1998 Plan. The Board of Directors may at any time terminate, modify or amend the 1998 Plan, however, no such amendment, modification or termination may materially adversely affect an optionee's or grantee's rights under any Award theretofore granted under the 1998 Plan, except with the consent of such optionee or grantee, and no such amendment or modification will be effective unless and until the same is approved by the stockholders of the Company when such stockholder approval is required to comply with applicable law, regulation or stock exchange rule. New York Stock Exchange rules currently require stockholder approval if the amendment would, among other things, materially increase the benefits accruing to optionees or grantees under the 1998 Plan.

  Certain Federal Income Tax Consequences of Awards.

     An employee to whom an Option which is an incentive stock option ("ISO") that qualifies under Section 422 of the Internal Revenue Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such ISO. However, upon the exercise of an ISO, any excess in the fair market price of the Common Stock over the Option Price constitutes an item of adjustment that may have alternative minimum tax consequences for the employee. When the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO (the "ISO Holding Period"), the employee will generally recognize either a long-term or mid-term capital gain or loss equal to the difference, if any, between the sale prices and the aggregate Option Price and the Company will not be entitled to a federal income tax deduction with respect to the exercise of the ISO or the sale of such shares. The shares must be held for more than 18 months to qualify for long-term capital gains. If the employee does not hold such shares for the required ISO Holding Period, when the employee sells such shares the employee will recognize ordinary compensation income and possibly short-term capital gain or loss in such amounts as are prescribed by the Internal Revenue Code and the regulations thereunder and the Company will generally be entitled to a federal income tax deduction.

     A participant to whom a nonqualified stock option ("NSO") or SAR is granted will not recognize income at the time of grant of such Option or SAR. When the participant exercises such NSO or SAR, the participant will recognize ordinary compensation income equal to the difference, if any, between the exercise price paid and the fair market value, as of the date of exercise of such Option or SAR, of the shares of Common Stock the participant receives. The tax basis of such shares to such participant will be equal to the exercise price paid plus the amount includible in the participant's gross income, and the participant's holding period for such shares will commence on the date of exercise. Subject to the applicable provisions of the Internal Revenue Code and regulation thereunder, the Company will generally be entitled to a federal income tax deduction in respect of an NSO or SAR in an amount equal to the ordinary compensation income recognized by the employee upon the exercise of the NSO or SAR. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of performance shares or earned performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received less any amount paid for such award at the time of payment or transfer pursuant to the fulfillment of the specified conditions or the achievement of the performance goals.

     The recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the shares of Common Stock on the first date that such shares either are transferable by the recipient or cease to be subject to forfeiture, and the capital gain or loss holding period for such shares will also commence on that date.

REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote in person or by proxy at the 1998 Annual Meeting of Stockholders is required to approve the Equity Corporation International 1998 Long-Term Incentive Plan. If not approved, the 1998 Plan will not become effective.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE EQUITY CORPORATION INTERNATIONAL 1998 LONG-TERM INCENTIVE PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                           PROPOSALS OF STOCKHOLDERS

     Any proposal of stockholders intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than December 23, 1998, and must otherwise comply with the requirements of the Company's Bylaws and Rule 14a-8 under the Exchange Act, if the proposal is to be considered for inclusion in the Company's proxy statement relating to such meeting.

                         ANNUAL REPORT AND INFORMATION
                                FOR STOCKHOLDERS

     A copy of the Company's Annual Report on Form 10-K for the Year Ended December 31, 1997, including any financial statements and schedules thereto, is included in the Company's 1997 Annual Report provided to the Company's stockholders along with this Proxy Statement and also may be obtained without charge by written request to Investor Relations, Equity Corporation International, 415 South First Street, Suite 210, Lufkin, Texas 75901. Upon payment of the Company's reasonable expense of furnishing the exhibits requested, the Company will furnish any exhibit to the Form 10-K to any person whose vote is solicited by this Proxy Statement.

                                 OTHER BUSINESS

     The Board of Directors of the Company is not aware of other matters to be presented for action at the Meeting; however, if any such matters are presented for action, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment.

                                            By Order of the Board of Directors,

                                            /s/ JAMES P. HUNTER, III
                                            JAMES P. HUNTER, III
                                            Chairman, President and Chief
                                            Executive Officer

Lufkin, Texas
April 22, 1998

                                                                       EXHIBIT A

                     EQUITY CORPORATION INTERNATIONAL 1998
                            LONG-TERM INCENTIVE PLAN

                        EQUITY CORPORATION INTERNATIONAL
                         1998 LONG-TERM INCENTIVE PLAN

1. PURPOSE.

     This Plan is intended to provide employees, directors, consultants and other individuals (individually, a "Participant" and, collectively, the "Participants") rendering services to or on behalf of Equity Corporation International (the "Corporation") and/or one or more of its subsidiaries (individually, a "Subsidiary" and, collectively, the "Subsidiaries") an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to link the long-term interests of stockholders of the Corporation and Plan Participants, attract and retain Participants' services, motivate Participants to increase the Corporation's value, and create flexibility in compensating Participants.

     The Plan allows the Corporation to reward Participants with (i) incentive stock options and/or non-qualified stock options to purchase shares of common stock of the Corporation, (ii) stock appreciation rights with respect to shares of common stock of the Corporation, (iii) shares of common stock of the Corporation, (iv) performance share awards which are designated as a specified number of shares of common stock of the Corporation and earned based on performance, and (v) performance unit awards which are designated as having a certain value per unit and earned based on performance (individually an "Award" and collectively the "Awards").

     The Corporation has reserved the number of shares of common stock of the Corporation specified in Section 6(a) for purposes of the Plan.

2. DEFINITIONS.

     (a) "Award" shall mean any award granted under the Plan.

     (b) "Award Agreement" shall mean, with respect to each Award, the signed written agreement between the Corporation and the Participant receiving the Award setting forth the terms and conditions of the Award. The general terms and conditions described in this Plan with respect to such type of Award shall be incorporated by reference into the Award Agreement and shall apply to such Award, except to the extent specifically provided otherwise in the Award Agreement. In the event of a conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Change-in-Control" of the Corporation shall mean the first to occur of the following events occurring on or following the Effective Date of the Plan:

          (i) Any Person (other than those Persons in control of the Corporation on the Effective Date of the Plan, a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation) becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities; or

          (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Corporation's stockholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof;

          (iii) The stockholders of the Corporation approve (A) a plan of complete liquidation of the Corporation, (B) an agreement for the sale or disposition of all or substantially all the Corporation's assets, or (C) a merger, consolidation, or reorganization of the Corporation with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of the Corporation (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

     However, in no event shall a Change-in-Control be deemed to have occurred with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing group (except for (i) passive ownership of less than three percent (3%) of the stock of the purchasing group, or (ii) ownership of equity participation in the purchasing group which is otherwise not significant, as determined prior to the Change-in-Control by the Committee).

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the Compensation Committee or any special committee appointed by the Board in accordance with Section 4 to administer the Plan, unless the Board, itself, administers the Plan.

     (g) "Common Stock" shall mean the voting common stock of the Corporation, as constituted on the Effective Date of the Plan, or any shares or securities into which the Common Stock may be changed, reclassified, subdivided, consolidated or converted thereafter.

     (h) "Compensation Committee" shall mean the compensation committee of the Board.

     (i) "Consultant" shall mean any individual who is not an Employee or Director and who has or will render services to or on behalf of the Corporation or a Subsidiary.

     (j) "Corporation" shall mean Equity Corporation International, a corporation organized under the laws of Delaware, and any successor or continuing corporation resulting from the amalgamation of the Corporation and any other corporation or resulting from any other form of corporate reorganization of the Corporation.

     (k) "Director" shall mean a member of the Board.

     (l) "Effective Date" shall mean April 16, 1998.

     (m) "Employee" shall mean any individual, including an officer, who is a common law employee of the Corporation or a Subsidiary.

     (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" shall mean:

          (i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Committee and as specified in the Participant's Award Agreement; or

          (ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Committee and as specified in the Participant's Award Agreement.

     (p) "Fair Market Value" shall mean the value of one Share determined as of any specified date, and such value shall be equal to the per share closing price of the Common Stock (on the principal exchange on which Shares are traded) on the business day immediately preceding the date as of which such determination is to be made.

     (q) "For Cause" shall mean the termination of a Participant's status as an Employee or a Consultant (as applicable) for any of the following reasons, as determined by the Committee:

          (i) A Participant who is an Employee and who willfully fails to substantially perform the Participant's duties (other than any such failure resulting from the Participant's Total and Permanent Disability) after a written demand for substantial performance has been delivered by the Committee to the Participant that specifically identifies the manner in which the Committee believes that the

     Participant has not substantially performed the Participant's duties, and the Participant fails to remedy such failure within thirty (30) calendar days after receiving such notice;

          (ii) A Participant who is a Consultant and who commits a material breach of any consulting, confidentiality or similar agreement with the Corporation or a Subsidiary, as determined under such agreement;

          (iii) A Participant who is an Employee or a Consultant and who is convicted (including a trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony; or

          (iv) A Participant who is an Employee or a Consultant and who willfully engages in gross misconduct or willfully violates a Corporation or a Subsidiary policy which is materially and demonstrably injurious to the Corporation and/or a Subsidiary after a written demand to cease such misconduct or violation has been delivered by the Committee to the Participant that specifically identifies the manner in which the Committee believes that the Participant has violated this Paragraph (iv), and the Participant fails to cease such misconduct or violation and remedy any injury suffered by the Corporation or the Subsidiary as a result thereof within thirty (30) calendar days after receiving such notice. However, no act or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Corporation or the Subsidiary; or

          (v) A Participant who is an Employee and who commits a material breach of any noncompetition, confidentiality or similar agreement with the Corporation or a Subsidiary, as determined under such agreement.

     (r) "Incentive Stock Option" shall mean an Option of the type which is described in Section 422(b) of the Code.

     (s) "Non-Employee Director" shall mean a member of the Board who is not an Employee.

     (t) "Non-qualified Stock Option" shall mean an Option which is not of the type described in Section 422(b) of the Code.

     (u) "Option" shall mean any Option which is granted pursuant to the Plan to purchase one or more Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

     (v) "Participant" shall mean any individual to whom an Award has been granted under the Plan, and such term shall include, where appropriate, the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant, as provided in the Plan.

     (w) "Performance Share" shall mean an Award designated as a specified number of Shares which may, in whole or in part, be earned by and paid to a Participant at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant's Award Agreement. A Performance Share may be settled in cash or Shares, as provided in the Participant's Award Agreement.

     (x) "Performance Unit" shall mean an Award designated as a specified dollar value which may, in whole or in part, be earned by and paid to the Participant at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant's Award Agreement. A Performance Unit may be settled in cash or Shares, as provided in the Participant's Award Agreement.

     (y) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (z) "Plan" shall mean this Equity Corporation International 1998 Long-Term Incentive Plan, as amended.

     (aa) "Pyramiding" shall mean a Participant's payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share(s) that the Participant had acquired pursuant to the exercise of another option during the preceding six (6) months (under this Plan or any other plan or program of the Corporation or a Subsidiary) or had otherwise acquired from the Corporation or a Subsidiary during the preceding six (6) months without paying full consideration for such Share(s).

     (bb) "Reload" shall mean the grant of new Options to a Participant who pays all or a portion of the Exercise Price of an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares submitted by the Participant.

     (cc) "Restricted Stock" shall mean a Share(s) of Common Stock issued to a Participant which will Vest in accordance with the conditions, if any, specified in the Participant's Award Agreement.

     (dd) "Retirement" shall mean, except as otherwise specifically provided in an Award Agreement:

          (i) A Participant's voluntary termination of employment with the Corporation and its Subsidiaries at or following "normal retirement age" (as defined in the Corporation's or the Subsidiary's qualified 401(k) retirement plan covering the Participant), or

          (ii) If there is no such plan, the Participant's voluntary termination of employment with the Corporation and, if applicable, all Subsidiaries at or following age 65.

     (ee) "Share" shall mean one authorized share of Common Stock.

     (ff) "Stock Appreciation Right" or "SAR" shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share over the Exercise Price of such Right. A Stock Appreciation Right may be settled in cash or Shares, as provided in the Participant's Award Agreement.

     (gg) "Subsidiary" shall mean:

          (i) For purposes of granting Incentive Stock Options, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the voting power in one of the other corporations in such chain; and

          (ii) For all other purposes of the Plan, any business entity (other than the Corporation) in which the Corporation has an equity interest.

     (hh) "Tandem Option/Stock Appreciation Right" shall mean an Option to purchase a specified number of Share(s) and a Stock Appreciation Right granted with respect to a specified number of Share(s) which are granted together and designated as a "Tandem Option/SAR" in the Participant's Award Agreement, whereby the exercise of either the Option or the SAR cancels the other granted in tandem with it.

     (ii) "Ten Percent Stockholder" shall, for purposes of granting Incentive Stock Options, have the meaning ascribed to such term in Code Section 422(b)(6) or in any successor provision of the Code.

     (jj) "Total and Permanent Disability" shall mean with respect to a
Participant:

          (i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of "total disability" in the principal long-term disability policy or plan provided by the Corporation or a Subsidiary covering the Participant; or

          (ii) If no such policy is then covering the Participant, a physical or mental infirmity which, as determined by the Committee, upon receipt of and in reliance on sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice, impairs the Participant's ability to substantially perform the Participant's duties for a period of at least one hundred eighty (180) consecutive days.

     (kk) "Vest" or "Vesting" shall mean the date on which an Award becomes exercisable, payable and/or nonforfeitable, as applicable.

     (ll) "Voting Power" shall mean the total combined rights to cast votes at and election for members of the Board.

3. EFFECTIVE DATE.

     The Plan was adopted by the Board on the Effective Date, subject to the approval of the Corporation's stockholders in accordance with Section 18.

4. ADMINISTRATION.

     (a) Administration by the Board or the Committee.

          (i) The Plan shall be administered by the Board, unless the Board appoints the Compensation Committee or another Committee to administer the Plan. The Compensation Committee or any other Committee administering the Plan may, but is not required to, satisfy the criteria set forth in Section 4(a)(ii). With respect to any period during which the Board administers the Plan, the term "Committee" as used in the Plan and any Award Agreement shall mean the Board.

          (ii) For purposes of Section 4(a)(i), the Committee may consist of not less than two members, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(iii) promulgated by the Securities and Exchange Commission under the Exchange Act, and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations issued thereunder.

     (b) Actions of the Committee.

          (i) The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

          (ii) Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan, subject to the remainder of this Section 4(b)(ii). No member shall act upon the granting of an Award to himself or herself.

     (c) Powers of the Committee.

     On behalf of the Corporation and subject to the provisions of the Plan and Rule 16b-3 of the Exchange Act, the Committee shall have the authority and complete discretion to:

          (i) Prescribe, amend and rescind rules and regulations relating to the Plan, and, if desired, delegate authority to take actions under the Plan to the President or other appropriate officer(s) of the Corporation within the limits determined by the Committee;

          (ii) Select Participants to receive Awards;

          (iii) Determine the form and terms of Awards;

          (iv) Determine the number of Shares or other consideration subject to Awards;

          (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation or any Subsidiary;

          (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

          (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

          (viii) Determine whether an Award has been earned and/or Vested;

          (ix) Determine whether a Participant has incurred a Total and Permanent Disability;

          (x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;

          (xi) Determine whether a Participant's status with the Corporation or any Subsidiary has been terminated For Cause;

          (xii) Authorize any person to execute on behalf of the Corporation or any Subsidiary any instrument required to effectuate the grant of an Award;

          (xiii) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

          (xiv) Determine when an Employee's period of employment is deemed to be continued during an approved leave of absence;

          (xv) Determine when a Consultant's period of rendering service is deemed to be continuous notwithstanding a period of interrupted service and when a Consultant's period of rendering services has ended;

          (xvi) Determine, upon review of relevant information, the Fair Market Value of the Common Stock; and

          (xvii) Make all other determinations deemed necessary or advisable for the administration of the Plan.

     (d) Committee's Interpretation of the Plan.

     The Committee's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. Neither the Committee, a member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan. The Corporation, in accordance with its bylaws, shall indemnify and defend such parties to the fullest extent provided by law and such bylaws.

5. PARTICIPATION.

     (a) Eligibility for Participation.

     Subject to the conditions of Section 5(b), all Employees, Directors and Consultants rendering services to the Corporation and/or any Subsidiary are eligible to be selected as Participants by the Committee. The Committee's determination of an individual's eligibility for participation shall be final.

     (b) Eligibility for Awards.

     The Committee has the authority to grant Award(s) to Participants. A Participant may be granted more than one Award under the Plan.

     (c) Automatic Grants of Non-Qualified Stock Options to Non-Employee Directors.

     This Section applies only to a Director who, as of the date of grant of an Option described in this Section 5(c), is a Non-Employee Director. Each Non-Employee Director shall be granted (i) on the date of initial election or appointment to the Board, a Non-qualified Stock Option to purchase 10,000 Shares of Common Stock, and (ii) after the adjournment of each annual meeting of the stockholders (other than an annual stockholder meeting with respect to which the Non-Employee Director received a grant under

Section 5(c)), a Non-qualified Stock Option to purchase 5,000 Shares of Common Stock. Each Non-qualified Stock Option shall have a ten-year term, Vest 33.3% on each anniversary of the date of grant if the individual is a Director on such anniversary date, shall Vest 100% on the death or Total and Permanent Disability of the Director or upon a Change-in-Control, shall expire on the third anniversary of the date the individual's status as a Director terminates (but no later than the date the term of the option would otherwise expire), and shall have an Exercise Price equal to 100% of the Fair Market Value of the Shares determined as of the date the Option is granted.

     In the event that the number of shares of Common Stock available for grants under this Plan is insufficient to make all automatic grants provided for in this Section 5(c) on the applicable date, then all Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under this Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and all future grants under this Section 5(c) shall terminate.

6. SHARES OF STOCK OF THE CORPORATION.

     (a) Shares Subject to the Plan.

     Awards granted under the Plan shall be with respect to One Million (1,000,000) authorized but unissued or reacquired Shares of Common Stock. The aggregate number of Shares granted as Options and/or Stock Appreciation Rights to a Participant during the Term of the Plan shall not exceed 40% of the total authorized Shares under the Plan, including any additional Shares which may be authorized under the Plan in the future.

     (b) Allocation of Shares Which May be Granted as Restricted Stock.

     Of the Shares authorized under Section 6(a), only Fifty Thousand (50,000) Shares may be issued as Restricted Stock.

     (c) Adjustment of Shares.

     In the event of an adjustment described in Section 13, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Price of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the stockholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

     (d) Awards Not to Exceed Shares Available.

     The number of Shares subject to Awards which have been granted under the Plan at any time during the Plan's term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason other than, and to the extent, being settled in Shares shall again be available for issuance under the Plan.

7. GENERAL TERMS AND CONDITIONS OF AWARDS.

     (a) Award Agreements.

     Each Award shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Award. Each Award Agreement shall specify the manner and procedure for exercising an Award, if relevant for the Award, and specify the effective date of such exercise.

     (b) Number of Shares Covered by an Award.

     Each Award Agreement shall state the number of Shares subject to the Award, subject to adjustment of such Shares pursuant to Section 13.

     (c) Other Provisions.

     An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable, including but not limited to:

          (i) Restrictions on the exercise of the Award;

          (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

          (iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 16.

     (d) Vesting of Awards.

     Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Award shall Vest, in whole or in part, with respect to all or a specified portion of the Shares covered by such Award. The condition shall not impose upon the Corporation or any Subsidiary any obligation to retain the Participant in its employ for any period as an Employee, Director and/or Consultant.

     (e) Effect of Termination of Employment, Directorship or Consultancy on Nonvested and Vested Awards.

          (i) For purposes of the Plan, a Participant's status as an Employee, a Director or a Consultant shall be determined by the Committee and will be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee.

          (ii) If a Participant ceases to be an Employee, a Director and/or a Consultant for any reason (A) the Participant's Award(s) which are not Vested at the time that the Participant ceases to be an Employee, a Director or a Consultant (as applicable) shall be forfeited, and (B) the Participant's Award(s) which are Vested at the time the Participant ceases to be an Employee, a Director or a Consultant (as applicable) shall be forfeited and/or expire on the terms specified in Sections 8 through 11, as applicable.

     (f) Nontransferability of Awards.

     An Award granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not, except to the extent specifically provided otherwise in the Participant's Award Agreement, be assignable or transferable. In the event of the Participant's death, an Award is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 7(f) shall be null and void.

     (g) Modification, Extension or Renewal of Awards.

     Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Award or accept the cancellation of outstanding Award(s) for the granting of a new Award(s) in substitution therefor. Notwithstanding the preceding sentence, no modification of an Award shall:

          (i) Without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted;

          (ii) Without the consent of the Participant, cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or

          (iii) Exceed or otherwise violate any limitation set forth in the Plan.

     (h) Rights as a Stockholder.

     A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares subject to Award until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

8. SPECIFIC TERMS AND CONDITIONS OF OPTIONS.

     (a) Eligibility for Incentive Stock Options.

     Incentive Stock Options may be granted only to a Participant who is an Employee. Any Incentive Stock Option granted to a Participant who is also a Ten Percent Stockholder shall be subject to the following additional limitations:
(i) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, is equal to or exceeds 110% of the Fair Market Value of a Share, and (ii) the term of the Incentive Stock Option does not exceed five (5) years.

     (b) Exercise Price.

     Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, provided that the Exercise Price of an Option (whether granted as an Incentive Stock Option or a Nonqualified Stock Option) shall not be less than 100% of the Fair Market Value of the Shares determined as of the date the Option is granted (substituting "110%" for "100%" for any Incentive Stock Option granted to a Ten Percent Stockholder).

     (c) Exercise of Options, Payment of Exercise Price, and Stock Settlement of Options.

          (i) A Participant may exercise an Option only on or after the date on which the Option Vests and only on or before the date on which the term of the Option expires.

          (ii) Subject to Section 8(c)(iii) below, a Participant exercising an Option shall pay the Exercise Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee, in its discretion, allows the Participant to pay the Exercise Price in a manner allowed under Section 16, so long as the sum of cash so paid and such other consideration equals the Exercise Price. The Committee may, in its discretion, permit the sequential exercise of an Option through Pyramiding and/or permit the grant of Reload Options.

          (iii) The Committee may, in its discretion, permit a Participant to exercise an Option without paying the Exercise Price for the Shares to which such exercise pertains, in which event the Option so exercised shall be settled in a specific number of whole Shares having an aggregate Fair Market Value equal to (A) the excess of the Fair Market Value, determined as of the date of exercise, of one Share over the Exercise Price of such Option, multiplied by (B) the number of Shares to which such exercise pertains.

     (d) Term and Expiration of Options.

     Subject to Section 8(i), except as otherwise specifically provided in a Participant's Award Agreement, the term of an Option shall expire on the first to occur of the following events:

          (i) The tenth (10th) anniversary of the date the Option was granted (for an Incentive Stock Option granted to any Participant who is a Ten Percent Stockholder, "fifth anniversary" shall be substituted for "tenth anniversary");

          (ii) The date determined under Section 8(e) for a Participant who ceases to be an Employee, Director or Consultant by reason of voluntary termination or involuntary termination by the Corporation For Cause;

          (iii) The date determined under Section 8(f) for a Participant who ceases to be an Employee, Director or Consultant by reason of the Participant's death;

          (iv) The date determined under Section 8(g) for a Participant who ceases to be an Employee, Director, or Consultant by reason of the Participant's Total and Permanent Disability;

          (v) The date determined under Section 8(h) for a Participant who ceases to be an Employee, Director or Consultant by reason of involuntary termination by the Corporation not For Cause;

          (vi) On the effective date of a transaction described in Section 13(b); or

          (vii) The expiration date specified in the Award Agreement pertaining to the Option.

     (e) Voluntary Termination and Involuntary Termination For Cause.

     If a Participant ceases to be an Employee, Director or Consultant by resigning or by being terminated For Cause, then the Participant's Options which are Vested at the time the Participant ceases to be an Employee, Director or Consultant shall expire immediately.

     (f) Death of Participant.

     If a Participant dies while an Employee, Director or Consultant, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a result of the Participant's death, at any time within one (1) year after the Participant's death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 8(d) had the Participant's death not occurred).

     (g) Total and Permanent Disability of Participant.

     If a Participant ceases to be an Employee, Director or Consultant as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee, Director or Consultant or became Vested as a result of Participant's Total and Permanent Disability, at any time within one
(1) year after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 8(d) had the Participant's Total and Permanent Disability not occurred).

     (h) Involuntary Termination Not For Cause.

     If a Participant ceases to be an Employee, Director or Consultant by being terminated not For Cause, the Participant's Options which are Vested at the time the Participant ceases to be an Employee, Director or Consultant may be exercised at any time within three (3) months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 8(d)).

     (i) No Disqualification of Incentive Stock Options.

     Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in
Section 8(j)).

     (j) Limitation on Incentive Stock Options.

     The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the date of grant of such Incentive Stock Option) of all Shares with respect to which a Participant's Incentive Stock Options first become Vested during any calendar year (under the Plan and under other incentive stock option plans, if any, of the Corporation and its Subsidiaries) shall not exceed US $100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-qualified Stock Options.

9. SPECIFIC TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

     (a) Exercise Price.

          (i) Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to Section 13, provided that the Exercise Price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share determined as of the date the Stock Appreciation Right is granted.

          (ii) A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.

     (b) Exercise and Settlement of Stock Appreciation Rights.

          (i) A Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right Vests and only on or before the date on which the Stock Appreciation Right expires.

          (ii) A Participant's properly exercised Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes.

     (c) Term and Expiration of Stock Appreciation Rights.

     Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:

          (i) The tenth (10th) anniversary of the date the Right was granted;

          (ii) The date determined under Section 9(d) for a Participant who ceases to be an Employee, Director or Consultant by reason of voluntary termination or involuntary termination For Cause;

          (iii) The date determined under Section 9(e) for a Participant who ceases to be an Employee, Director or Consultant by reason of the Participant's death;

          (iv) the date determined under Section 9(f) for a Participant who ceases to be an Employee, Director or Consultant by reason of the Participant's Total and Permanent Disability;

          (v) The date determined under Section 9(g) for a Participant who ceases to be an Employee, Director or Consultant by reason of involuntary termination not For Cause;

          (vi) On the effective date of a transaction described in Section 13(b); or

          (vii) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.

     (d) Voluntary Termination and Involuntary Termination For Cause.

     If a Participant ceases to be an Employee, Director or Consultant by resigning or by being terminated For Cause, the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee, Director or Consultant shall expire immediately.

     (e) Death of Participant.

     If a Participant dies while an Employee, Director or Consultant, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a consequence of the Participant's death, at any time within one (1) year after the Participant's death (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 9(c) had the Participant's death not occurred).

     (f) Total and Permanent Disability of Participant.

     If a Participant ceases to be an Employee, Director or Consultant as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or became Vested as a consequence of the Participant's Total and Permanent Disability, at any time within one (1) year after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to 9(c) had the Participant's Total and Permanent Disability not occurred).

     (g) Involuntary Termination Not For Cause.

     If a Participant ceases to be an Employee, Director or Consultant by being terminated not For Cause, the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee, Director or Consultant may be exercised at any time within three (3) months after such date (but not beyond the date that the term of the Stock Appreciation Rights would earlier have expired pursuant to 9(c)).

10. SPECIFIC TERMS AND CONDITIONS OF RESTRICTED STOCK.

     (a) Purchase Price.

          (i) Each Award Agreement shall state the number of Shares to which it pertains and the purchase price per Share, if any, that the Participant paid for such Shares, subject to adjustment pursuant to Section 13.

          (ii) A Share of Restricted Stock may be issued to a Participant with or without payment by the Participant of any consideration (other than services), unless the Participant is required to pay a minimum purchase price, such as par value, for such Shares.

     (b) Forfeiture of Restricted Stock.

     If a Participant's status as an Employee, Director or Consultant terminates for any reason, any Share of Restricted Stock which was not Vested or did not become Vested as the result of the Participant's termination shall be forfeited immediately.

     (c) Certificates Representing Non-Vested Shares of Restricted Stock.

     As a condition to receiving an Award of Shares of Restricted Stock which are not Vested, the Participant shall duly execute a "power of attorney" or a form of "stock power" provided by the Corporation with respect to such Shares authorizing the re-transfer, without any further action by the Participant, to the Corporation of any Shares which may be forfeited by the Participant. The Corporation shall retain the stock certificate evidencing such Shares until the Shares are Vested. If, in the opinion of the Corporation and its counsel, the retention of the stock certificate representing such Restricted Shares is no longer required, the Corporation shall deliver to the Participant a stock certificate representing such Shares, bearing such restrictive legends as are required or may be deemed advisable under the Plan or the provisions of any applicable law.

     (d) Legends.

     Stock certificates evidencing Restricted Shares shall bear a restrictive legend noting the forfeiture provisions attached to such Shares and such other restrictive legends as are required or may be deemed advisable under the Plan or the provisions of any applicable law.

     (e) Exchange of Certificates.

     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Restricted Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

11. PERFORMANCE SHARES AND PERFORMANCE UNITS.

     (a) Number of Shares Covered by a Performance Share Award.

     Each Performance Share Award Agreement shall state the number of Shares to which it pertains, subject to adjustment pursuant to Section 13.

     (b) Value of a Performance Unit Award.

     Each Performance Unit Award Agreement shall state the value of such Award (in U.S. dollars).

     (c) Purchase Price.

     A Performance Share and a Performance Unit shall be issued to a Participant without payment by the Participant of any consideration (other than services).

     (d) Settlement of a Performance Share and a Performance Unit.

     Following the end of the performance period applicable to a Performance Share or a Performance Unit and the Committee's determination of the extent to which the Award Vests, the Award shall be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes.

     (e) Term and Expiration of Performance Shares and Performance Units.

     Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Performance Share and Performance Unit shall expire on the first to occur of the following events:

          (i) The date determined under Section 11(f) for a Participant who ceases to be an Employee, Director or Consultant for any reason;

          (ii) On the effective date of a transaction described in Section 13(b); or

          (iii) The expiration date specified in the Award Agreement pertaining to the Performance Share or the Performance Unit.

     (f) Forfeiture of Performance Shares and Performance Units.

     If a Participant status as an Employee, Director or Consultant terminates for any reason, any Performance Share and Performance Unit which was not Vested or did not become Vested as the result of the Participant's termination shall be forfeited immediately.

12. TERM OF PLAN.

     Awards may be granted pursuant to the Plan through the period commencing on the Effective Date and ending on April 16, 2008. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on April 16, 2018. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan unless an extension is approved by the stockholders of the Corporation within one (1) year of such extension.

13. RECAPITALIZATION, DISSOLUTION AND CHANGE OF CONTROL.

     (a) Recapitalization.

     Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation and compliance with any applicable securities laws, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Committee).

     (b) Dissolution, Merger, Consolidation, or Sale or Lease of Assets.

     In connection with a Change-in-Control of the Corporation described in
Section 2(d)(iii), each Award shall expire as of the effective time of such transaction, provided that the Committee shall, to the extent possible considering the timing of the transaction, give at least thirty (30) days' prior written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards (as an Award Agreement may provide) prior to the effective time of such transaction, subject to earlier expiration pursuant to Sections 8 through 11, as applicable. The preceding sentence shall not apply if the Change-in-Control of the Corporation is described in Section 2(d)(iii)(C) and the surviving entity agrees to assume outstanding Awards.

     (c) Determination by the Committee.

     All adjustments described in this Section 13 shall be made by the Committee and shall be conclusive and binding on all persons.

     (d) Limitation on Rights of Participants.

     Except as expressly provided in this Section 13, no Participant shall have any rights by reason of any reorganization, dissolution, Change-in-Control, merger or acquisition. Any issuance by the Corporation or any Subsidiary of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.

     (e) No Limitation on Rights of Corporation.

     The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation or any Subsidiary to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

14. SECURITIES LAW REQUIREMENTS.

     (a) Legality of Issuance.

     No Share shall be issued upon the exercise of any Award unless and until the Committee has determined that:

          (i) The Corporation, its Subsidiaries and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

          (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

          (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

     (b) Restrictions on Transfer; Representations of Participant; Legends.

     Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

     Any determination by the Corporation, its Subsidiaries and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons.

     (c) Registration or Qualification of Securities.

     The Corporation and/or its Subsidiaries may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

     (d) Exchange of Certificates.

     If, in the opinion of the Corporation, its Subsidiaries and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

15. AMENDMENT OF THE PLAN.

     The Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Participants who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall:

     (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 13;

     (b) Change the designation of the class of persons eligible to receive Awards; or

     (c) Amend this Section 15 to defeat its purpose.

     No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

16. PAYMENT FOR SHARE PURCHASES.

     Payment of the Exercise Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee, in its discretion, and where permitted by law:

     (a) By check;

     (b) By cancellation of indebtedness of the Corporation or a Subsidiary to the Participant;

     (c) By surrender of Shares that either: (A) have been owned by Participant for more than six months (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding period shall not apply) and have been "paid for" within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation or a Subsidiary by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) were obtained by Participant in the public market;

     (d) By waiver of compensation due or accrued to Participant for services rendered;

     (e) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

          (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price and any applicable withholding taxes directly to the Corporation; or

          (ii) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price and any applicable withholding taxes directly to the Corporation; or

          (iii) By any combination of the foregoing and/or by any other method approved by the Committee.

17. APPLICATION OF FUNDS.

     The proceeds received by the Corporation and its Subsidiaries from the sale of Common Stock pursuant to the exercise of an Option or in any other manner with respect to any Award shall be used for general corporate purposes.

18. APPROVAL OF STOCKHOLDERS.

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan by the Board, and in no event later than June 30, 1998. Prior to such approval, Awards may be granted but may not be exercised or settled. Pursuant to Section 15, certain amendments shall also be subject to approval by the Corporation's stockholders.

19. WITHHOLDING OF TAXES.

     (a) General.

     Whenever Shares are to be issued under the Plan, the Corporation or a Subsidiary may require, as a condition to such issuance of Shares, the Participant to remit to the Corporation or such Subsidiary, from any source, an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.

     (b) Stock Withholding.

     When, under applicable tax laws, a Participant incurs a tax liability in connection with the issuance of Shares under the Plan and the Participant is obligated to pay the Corporation or such Subsidiary the amount required to be withheld, the Participant may, if subject to Section 16(b) of the Exchange Act, elect to satisfy the minimum withholding tax obligation by electing to have the Corporation or such Subsidiary withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.

20. RIGHTS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT.

     The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's status as an Employee, Director or Consultant at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation or any Subsidiary.

21. NOTICES.

     Any notice to be provided by one party to the other party under this Plan shall be deemed to have been duly delivered to the other party (i) on the date such notice is delivered at the address provided in a Participant's Award Agreement or at such other address as the party may notify the other party in writing at any time, or (ii) on the date such notice is deposited in the United States mail as first class mail, postage prepaid if addressed to the party at the address provided in a Participant's Award Agreement or at such other address as the party may notify the other party in writing at any time. For the purposes of clause (i), the term "delivered" shall include hand delivery, delivery by facsimile, and delivery by electronic mail.

22. MISCELLANEOUS.

     (a) Unfunded Plan.

     The Plan shall be unfunded and the Corporation and its Subsidiaries shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.

     (b) No Restrictions on Other Programs.

     Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements or plans, subject to stockholder approval if such approval is required, and such arrangements or plan may be either generally applicable or applicable only to specific classes.

     (c) Governing Laws.

     The Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or Award Agreement to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, in the County of the principal offices of the Corporation, to resolve any and all issues that may arise out of or relate to the Plan and any related Award Agreement.

     (d) Attorney Fees.

     In the event that a Participant or the Corporation or any Subsidiary brings an action to enforce the terms of the Plan or any Award Agreement and the Corporation or such Subsidiary prevails, the Participant shall pay all costs and expenses incurred by the Corporation and such Subsidiary in connection with that action, including reasonable attorney's fees, and all further costs and fees, including reasonable attorney's fees, incurred by the Corporation and such Subsidiary in connection with collection.

     (e) Invalidity or Unenforceability of Any Provision.

     If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provisions shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in effect.

                                     PROXY

                        EQUITY CORPORATION INTERNATIONAL

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

                          Annual Meeting May 20, 1998

     The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints JAMES P. HUNTER, III,
J. PATRICK DOHERTY and W. CARDON GERNER (the "Proxy Committee"), and each of them, his true and lawful agents and proxies with power of substitution in each, to represent and vote at the Annual Meeting to be held on May 20, 1998, or at any adjournment thereof on all matters coming before said meeting, all shares of EQUITY CORPORATION INTERNATIONAL which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

                          (Continued on Reverse Side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        EQUITY CORPORATION INTERNATIONAL

                                  MAY 20, 1998


                Please Detach and Mail in the Envelope Provided

[X] PLEASE MARK YOUR                                                                      |
    VOTES AS IN THIS                                                                      |
    EXAMPLE.                                                                              |_____


          FOR all nominees       WITHHOLD
          (except as marked  AUTHORITY to vote
               below)         for all nominees                                                              FOR   AGAINST    ABSTAIN

1. ELECTION                                      CLASS III NOMINEES:   2. Approval of Independent
   OF           [ ]               [ ]             James P. Hunter, III    Accountants                       [ ]     [ ]        [ ]
   DIRECTORS                                      Bob Bullock

For, except vote withheld from the following nominee(s):               3. Approval of the Equity
                                                                          Corporation International 1998    [ ]     [ ]        [ ]
                                                                          Long-Term Incentive Plan.
_______________________________________________________
                                                                       4. In the discretion of the Proxy       Please mark this
                                                                          Committee, upon other matters        box if you will [ ]
                                                                          as may  properly come before         personally be
                                                                          the meeting.                         attending the
                                                                                                               meeting.


                                                                       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                                                                       MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO
                                                                       DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
                                                                       (1), (2) AND (3). THE PROXY COMMITTEE IS AUTHORIZED TO VOTE
                                                                       IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY
                                                                       COME BEFORE THE MEETING.
                                                                       YOU ARE ENCOURAGED TO SPECIFY YOUR SHARES BY MARKING THE
                                                                       APPROPRIATE BOXES ABOVE, BUT YOU NEED NOT MARK ANY BOXES IF
                                                                       YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
                                                                       RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES
                                                                       UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE
                                                                       ENCLOSED ENVELOPE.


SIGNATURE(S)_____________________________________________________________________________________ DATE ____________________________

NOTE: EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE
      NAME BY DULY AUTHORIZED OFFICER. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.